Exhibit 10.2

SECOND AMENDED AND RESTATED

COMPANY GUARANTY AGREEMENT

THIS SECOND AMENDED AND RESTATED COMPANY GUARANTY AGREEMENT dated as of October 1, 2019 (this “Company Guaranty Agreement”), is being entered into between FRESH DEL MONTE PRODUCE INC., an exempted company duly incorporated under the laws of the Cayman Islands (the “Company”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for each of the Guaranteed Parties (as defined in the Credit Agreement referenced below) and amends and restates that certain Amended and Restated Company Guaranty Agreement dated as of April 16, 2015 among the Company in favor of the Administrative Agent. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

RECITALS:

A. Pursuant to a Second Amended and Restated Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, certain Subsidiaries of the Company party thereto (each a “Designated Borrower” and together with the Company, the “Borrowers” and each a “Borrower”), the Administrative Agent, Bank of America, N.A., as Swing Line Lender and an L/C Issuer, and the lenders now or hereafter party thereto (the “Lenders”), which amends and restates that certain Amended and Restated Credit Agreement dated as of April 16, 2015 (as amended, the “2015 Agreement”), the Lenders have agreed to continue and provide to the Borrowers a revolving credit facility with a letter of credit sublimit, swing line facility and multi-currency sublimit and to provide for an accordion feature that may be exercised in the form of additional revolving commitments or incremental term loan tranches.

B. Certain additional extensions of credit may be made from time to time for the benefit of the Loan Parties pursuant to certain Guaranteed Cash Management Agreements and Guaranteed Hedge Agreements.

C. It is a condition precedent to the Guaranteed Parties’ obligations to make and maintain such extensions of credit that the Company shall have executed and delivered this Company Guaranty Agreement to the Administrative Agent as additional credit support for the Obligations of the Designated Borrowers.

D. The Company, as the parent of the Designated Borrowers, will materially benefit from the extensions of credit made and maintained under the Credit Agreement and under the Guaranteed Cash Management Agreements and Guaranteed Hedge Agreements.

In order to induce the Guaranteed Parties to from time to time make and maintain extensions of credit under the Credit Agreement and under the Guaranteed Hedge Agreements, the parties hereto agree as follows:

1. Guaranty. The Company hereby unconditionally, absolutely, continually and irrevocably guarantees to the Administrative Agent and each of the other Guaranteed Parties the payment and performance in full of the Guaranteed Liabilities (as defined below). For all purposes of this Company Guaranty Agreement, “Guaranteed Liabilities” means: (a) each Designated Borrower’s prompt payment in full, when due or declared due and at all such times, of all Obligations and all other amounts pursuant to the terms of the Credit Agreement (including but not limited to Credit Extensions originally made under the 2015 Agreement, as defined in the Credit Agreement), the Notes, and all other Loan Documents heretofore, now or at any time or times hereafter owing, arising, due or payable from any Designated

Borrower to any one or more of the Guaranteed Parties, including principal, interest, premiums and fees (including all fees and expenses of counsel that are required to be paid or reimbursed by the Designated Borrowers thereunder (collectively, “Attorneys’ Costs”)); (b) each Designated Borrower’s prompt, full and faithful performance, observance and discharge of each and every agreement, undertaking, covenant and provision to be performed, observed or discharged by such Designated Borrower under the Credit Agreement, the Notes and all other Loan Documents; and (c) the prompt payment in full by the Company and each Subsidiary, when due or declared due and at all such times, of Obligations now or hereafter arising under the Guaranteed Cash Management Agreements and Guaranteed Hedge Agreements. The Company’s obligations to the Guaranteed Parties under this Company Guaranty Agreement are hereinafter referred to as the “Guarantor’s Obligations”.

The Company agrees that it is directly and primarily liable for the Guaranteed Liabilities.

2. Payment. If any Designated Borrower or any Subsidiary shall default in payment or performance of any of the Guaranteed Liabilities, whether principal, interest, premium, fees (including, but not limited to, Attorneys’ Costs), or otherwise, when and as the same shall become due, and after expiration of any applicable grace period, whether according to the terms of the Credit Agreement, by acceleration, or otherwise, or upon the occurrence and during the continuance of any Event of Default under the Credit Agreement, then the Company will, upon demand thereof by the Administrative Agent, (i) fully pay to the Administrative Agent, for the benefit of the Guaranteed Parties, subject to any restriction on the Guarantor’s Obligations set forth in Section 1 hereof, an amount equal to all the Guaranteed Liabilities then due and owing or declared or deemed to be due and owing, including for this purpose, in the event of any Event of Default under Sections 8.01(f) and (g) of the Credit Agreement (and irrespective of the applicability of any restriction on acceleration or other action as against any other Loan Party or any Subsidiary under any Debtor Relief Laws), the entire outstanding or accrued amount of all Obligations or (ii) perform such Guaranteed Liabilities, as applicable. For purposes of this Section 2, the Company acknowledges and agrees that “Guaranteed Liabilities” shall be deemed to include any amount (whether principal, interest, premium, fees) which would have been accelerated in accordance with Section 8.02 of the Credit Agreement but for the fact that such acceleration could be unenforceable or not allowable under any Debtor Relief Law.

3. Absolute Rights and Obligations. This is a guaranty of payment and not of collection. The Guarantor’s Obligations under this Company Guaranty Agreement shall be absolute and unconditional irrespective of, and the Company hereby expressly waives, to the extent permitted by law, any defense to its obligations under this Company Guaranty Agreement, all Collateral Documents to which it is a party and any agreement creating or perfecting rights in Cash Collateral pursuant to Section 2.16 of the Credit Agreement by reason of:

(a) any lack of legality, validity or enforceability of the Credit Agreement, of any of the Notes, of any other Loan Document, or of any other agreement or instrument creating, providing security for, or otherwise relating to any of the Guarantor’s Obligations, any of the Guaranteed Liabilities, or any other guaranty of any of the Guaranteed Liabilities (the Loan Documents and all such other agreements and instruments being collectively referred to as the “Related Agreements”);

(b) any action taken under any of the Related Agreements, any exercise of any right or power therein conferred, any failure or omission to enforce any right conferred thereby, or any waiver of any covenant or condition therein provided;

(c) any acceleration of the maturity of any of the Guaranteed Liabilities or of any other obligations or liabilities of any Person under any of the Related Agreements;

(d) any release, exchange, non-perfection, lapse in perfection, disposal, deterioration in value, or impairment of any security for any of the Guaranteed Liabilities or for any other obligations or liabilities of any Person under any of the Related Agreements;

(e) any dissolution of any Designated Borrower, the Company or any Subsidiary Guarantor or any other Person party to a Related Agreement, or the combination or consolidation of any Designated Borrower, the Company or any Subsidiary Guarantor or any other Person party to a Related Agreement into or with another entity or any transfer or disposition of any assets of any Designated Borrower, the Company or any Subsidiary Guarantor or any other Person party to a Related Agreement;

(f) any extension (including without limitation extensions of time for payment), renewal, amendment, restructuring or restatement of, any acceptance of late or partial payments under, or any change in the amount of any borrowings or any credit facilities available under, the Credit Agreement, any of the Notes or any other Loan Document or any other Related Agreement, in whole or in part;

(g) the existence, addition, modification, termination, reduction or impairment of value, or release of any other guaranty (or security therefor) of the Guaranteed Liabilities (including without limitation the obligations arising under any other Guarantee now or hereafter in effect);

(h) any waiver of, forbearance or indulgence under, or other consent to any change in or departure from any term or provision contained in the Credit Agreement, any other Loan Document or any other Related Agreement, including without limitation any term pertaining to the payment or performance of any of the Guaranteed Liabilities or any of the obligations or liabilities of any Person party to any other Related Agreement; or

(i) any other circumstance whatsoever (with or without notice to or knowledge of the Company) which may or might in any manner or to any extent vary the risks of the Company, or might otherwise constitute a legal or equitable defense available to, or discharge of, a surety or a guarantor, including without limitation any right to require or claim that resort be had to any Designated Borrower or any other Loan Party or to any collateral in respect of the Guaranteed Liabilities or Guarantor’s Obligations.

It is the express purpose and intent of the parties hereto that this Company Guaranty Agreement and the Guarantor’s Obligations hereunder shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment as herein provided.

4. Currency and Funds of Payment. All Guarantor’s Obligations will be paid in lawful currency of the United States and in Same Day Funds, regardless of any law, regulation or decree now or hereafter in effect that might in any manner affect the Guaranteed Liabilities, or the rights of any Guaranteed Party with respect thereto as against the Designated Borrowers or the Subsidiaries, or cause or permit to be invoked any alteration in the time, amount or manner of payment by the Designated Borrowers or the Subsidiaries of any or all of the Guaranteed Liabilities. If any claim arising under or related to this Company Guaranty Agreement is reduced to a judgment denominated in a currency (the “Judgment Currency”) other than the currencies in which the Guaranteed Liabilities are denominated or the currencies payable hereunder (collectively the “Obligations Currency”), the judgment shall be for the equivalent in the Judgment Currency of the amount of the claim denominated in the Obligations Currency included in the judgment, determined as of the date of judgment. The equivalent of any Obligations Currency amount in any Judgment Currency shall be calculated at the spot rate for the purchase of the Obligations Currency with the Judgment Currency quoted by the Administrative Agent in the place of the Administrative Agent’s choice at or about 8:00 a.m. on the date for determination specified above. The Company shall indemnify the Administrative Agent and each Guaranteed Party and hold the Administrative Agent and each Guaranteed Party harmless from and against all loss or damage resulting from any change in exchange rates between the date any claim is reduced to judgment and the date of payment thereof by the Company or any failure of the amount of any such judgment to be calculated as provided in this paragraph. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Company in respect of any such sum due from it to the Administrative Agent or any other Guaranteed Party hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such other Guaranteed Party, as the case may be, of any sum adjudicated to be so due in the Judgment Currency, the Administrative Agent or such Guaranteed Party, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or any Guaranteed Party from the Company in the Agreement Currency, the Company agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Guaranteed Party, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or any other Guaranteed Party in such currency, the Administrative Agent or such Guaranteed Party, as the case may be, agrees to return the amount of any excess to the Company (or to any other Person who may be entitled thereto under applicable Law).

5. Events of Default. Without limiting the provisions of Section 2 hereof, in the event that there shall occur and be continuing an Event of Default, then notwithstanding any collateral or other security or credit support for the Guaranteed Liabilities, at the Administrative Agent’s election and without notice thereof or demand therefor, the Guarantors’ Obligations shall immediately be and become due and payable; provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to any Borrower under the Bankruptcy Code of the United States, the Guarantors’ Obligations shall automatically become due and payable, without further act of the Administrative Agent or any Lender.

6. Subordination. Until this Company Guaranty Agreement is terminated in accordance with Section 21 hereof, the Company hereby unconditionally subordinates all present and future debts, liabilities or obligations now or hereafter owing to the Company (a) of any Designated Borrower, to the payment in full of the Guaranteed Liabilities, and (b) of each other Person now or hereafter constituting a Loan Party, to the payment in full of the obligations of such Loan Party owing to any Guaranteed Party and arising under the Loan Documents or any Guaranteed Cash Management Agreement or any Guaranteed Hedge Agreement. Upon request by the Administrative Agent, all amounts due under such subordinated debts, liabilities, or obligations shall, upon the occurrence and during the continuance of an Event of Default, be collected and paid over forthwith to the Administrative Agent for the benefit of the Guaranteed Parties on account of the Guaranteed Liabilities, the Guarantor’s Obligations, or such other obligations, as applicable, and, after such request and pending such payment, shall be held by the Company as agent and bailee of the Guaranteed Parties separate and apart from all other funds, property and accounts of the Company.

7. Suits. The Company from time to time shall pay to the Administrative Agent for the benefit of the Guaranteed Parties, on demand, at the Administrative Agent’s Office or such other address as the Administrative Agent shall give notice of to the Company, the Guarantor’s Obligations as they become or are declared due, and in the event such payment is not made forthwith, the Administrative Agent may proceed to suit against the Company. At the Administrative Agent’s election, one or more and successive or concurrent suits may be brought hereon by the Administrative Agent against the Company, whether or not suit has been commenced against the Company, any Designated Borrower, any Subsidiary Guarantor, or any other Person and whether or not the Guaranteed Parties have taken or failed to take any other action to collect all or any portion of the Guaranteed Liabilities or have taken or failed to take any actions against any collateral securing payment or performance of all or any portion of the Guaranteed Liabilities, and irrespective of any event, occurrence, or condition described in Section 3 hereof, to the extent permitted by Law.

8. Set-Off and Waiver. To the extent permitted by Law, the Company waives any right to assert against any Guaranteed Party as a defense, counterclaim, set-off, recoupment or cross claim in respect of the Guarantor’s Obligations, any defense (legal or equitable) or other claim which the Company may now or at any time hereafter have against any other Borrower or any or all of the Guaranteed Parties without waiving any additional defenses, set-offs, counterclaims or other claims otherwise available to the Company.

9. Waiver of Notice; Subrogation.

(a) The Company hereby waives to the extent permitted by Law notice of the following events or occurrences: (i) acceptance of this Company Guaranty Agreement; (ii) the Lenders’ heretofore, now or from time to time hereafter making Loans and issuing Letters of Credit and otherwise loaning monies or giving or extending credit to or for the benefit of any Designated Borrower, or otherwise entering into arrangements with any Designated Borrower giving rise to Guaranteed Liabilities, whether pursuant to the Credit Agreement or the Notes or any other Loan Document or Related Agreement or any amendments, modifications, or supplements thereto, or replacements or extensions thereof; (iii) presentment, demand, default, non-payment, partial payment and protest; and (iv) any other event, condition, or occurrence described in Section 3 hereof. The Company agrees that each Guaranteed Party may heretofore, now or at any time hereafter do any or all of the foregoing in such manner, upon such terms and at such times as each Guaranteed Party, in its sole and absolute discretion, deems advisable, without in any way or respect impairing, affecting, reducing or releasing the Company from the Guarantor’s Obligations, and the Company hereby consents to each and all of the foregoing events or occurrences.

(b) The Company hereby agrees that payment or performance by the Company of the Guarantor’s Obligations under this Company Guaranty Agreement may be enforced by the Administrative Agent on behalf of the Guaranteed Parties upon demand by the Administrative Agent to the Company without the Administrative Agent being required, the Company expressly waiving to the extent permitted by law any right it may have to require the Administrative Agent, to (i) prosecute collection or seek to enforce or resort to any remedies against any Designated Borrower, any Subsidiary Guarantor or any other guarantor of the Guaranteed Liabilities, or (ii) seek to enforce or resort to any remedies with respect to any security interests, Liens or encumbrances granted to the Administrative Agent or any Lender or other party to a Related Agreement by any Designated Borrower, any Subsidiary Guarantor or any other Person on account of the Guaranteed Liabilities or any guaranty thereof, IT BEING EXPRESSLY UNDERSTOOD, ACKNOWLEDGED AND AGREED TO BY THE COMPANY THAT DEMAND UNDER THIS COMPANY GUARANTY AGREEMENT MAY BE MADE BY THE ADMINISTRATIVE AGENT, AND THE PROVISIONS HEREOF ENFORCED BY THE ADMINISTRATIVE AGENT, EFFECTIVE AS OF THE FIRST DATE ANY EVENT OF DEFAULT OCCURS AND IS CONTINUING UNDER THE CREDIT AGREEMENT.

(c) The Company further agrees with respect to this Company Guaranty Agreement that it shall have no right of subrogation, reimbursement, contribution or indemnity, nor any right of recourse to security for the Guaranteed Liabilities unless and until 93 days immediately following the Facility Termination Date shall have elapsed without the filing or commencement, by or against any Designated Borrower, of any state or federal action, suit, petition or proceeding seeking any reorganization, liquidation or other relief or arrangement in respect of creditors of, or the appointment of a receiver, liquidator, trustee or conservator in respect to, such Designated Borrower or its assets. If an amount shall be paid to the Company on account of such rights at any time prior to termination of this Company Guaranty Agreement in accordance with the provisions of Section 21 hereof, such amount shall be held in trust for the benefit of the Guaranteed Parties and shall forthwith be paid to the Administrative Agent, for the benefit of the Guaranteed Parties, to be credited and applied to any Guarantor’s Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or otherwise as the Guaranteed Parties may elect. The agreements in this subsection shall survive repayment of all of the Guarantor’s Obligations, the termination or expiration of this Company Guaranty Agreement in any manner, including but not limited to termination in accordance with Section 21 hereof, and occurrence of the Facility Termination Date.

10. Effectiveness; Enforceability. This Company Guaranty Agreement shall be effective as of the date first above written and shall continue in full force and effect until termination in accordance with Section 21 hereof. Any claim or claims that the Guaranteed Parties may at any time hereafter have against the Company under this Company Guaranty Agreement may be asserted by the Administrative Agent on behalf of the Guaranteed Parties by written notice directed to the Company in accordance with Section 23 hereof.

11. Representations and Warranties. The Company warrants and represents to the Administrative Agent, for the benefit of the Guaranteed Parties, that (a) it has all requisite corporate or other organizational power and authority to execute, deliver and perform its obligations under this Company Guaranty Agreement; (b) this Company Guaranty Agreement has been duly executed and delivered on behalf of the Company by its duly authorized representatives; (c) this Company Guaranty Agreement is legal, valid, binding and enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, Debtor Relief Laws or similar Laws affecting the enforcement of creditors’ rights generally and by general equitable principles; and (d) the Company’s execution, delivery and performance of this Company Guaranty Agreement has been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of the Company’s Organization Documents, (ii) constitute a breach of any agreement or instrument to which the Company is a party, or (iii) constitute a breach of any Law to which it or its property or operations is subject.

12. Expenses. The Company agrees to be liable for the payment of all reasonable and documented out-of-pocket fees and expenses, including Attorneys’ Costs, incurred by any Guaranteed Party in connection with the enforcement of this Company Guaranty Agreement, whether or not suit be brought. Without limitation of any other obligations of the Company or remedies of the Administrative Agent or any Guaranteed Party under this Company Guaranty Agreement, the Company shall, to the fullest extent permitted by Law, indemnify, defend and save and hold harmless the Administrative Agent and each Guaranteed Party from and against, and shall pay on demand, any and all damages, losses, liabilities and expenses (including Attorneys’ Costs) that may be suffered or incurred by the Administrative Agent or such Guaranteed Party in connection with or as a result of any failure of any Guaranteed Liabilities to be the legal, valid and binding obligations of any Borrower or any applicable Loan Party or Subsidiary enforceable against such Borrower or such applicable Loan Party or Subsidiary in accordance with their terms. The obligations of the Company under this paragraph shall survive the payment in full of the Guarantors’ Obligations and termination of this Company Guaranty Agreement.

13. Reinstatement. The Company agrees that this Company Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, at any time payment received by any Guaranteed Party in respect of any Guaranteed Liabilities is rescinded or must be restored for any reason, or is repaid by any Guaranteed Party in whole or in part in good faith settlement of any pending or threatened avoidance claim.

14. Attorney-in-Fact. To the extent permitted by law, the Company hereby appoints the Administrative Agent, for the benefit of the Guaranteed Parties, as the Company’s attorney-in-fact for the purposes of carrying out the provisions of this Company Guaranty Agreement and taking any action and executing any instrument which the Administrative Agent may reasonably deem necessary or advisable to accomplish the purposes hereof, which appointment is coupled with an interest and is irrevocable; provided that the Administrative Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default.

15. Reliance. The Company represents and warrants to the Administrative Agent, for the benefit of the Guaranteed Parties, that: (a) the Company has adequate means to obtain on a continuing basis (i) from the Designated Borrowers and the Subsidiaries, information concerning the Designated Borrowers and the Subsidiaries and their respective financial condition and affairs and (ii) from other reliable sources, such other information as it deems material in deciding to provide this Company Guaranty Agreement (“Other Information”), and has full and complete access to the Designated Borrowers’ and Subsidiaries’ books and records and to such Other Information; (b) the Company is not relying on any Guaranteed Party or its or their employees, directors, agents or other representatives or Affiliates, to provide any such information described in clause (a), now or in the future; (c) the Company has been furnished with and reviewed the terms of the Credit Agreement and such other Loan Documents and Related Agreements as it has requested, is executing this Company Guaranty Agreement freely and deliberately, and understands the obligations and financial risk undertaken by providing this Company Guaranty Agreement; (d) the Company has relied solely on the Company’s own independent investigation, appraisal and analysis of each Designated Borrower and each Subsidiary, such Designated Borrower’s and such Subsidiary’s financial condition and affairs, the Other Information, and such other matters as it deems material in deciding to provide this Company Guaranty Agreement and is fully aware of the same; and (e) the Company has not depended or relied on any Guaranteed Party or its or their employees, directors, agents or other representatives or Affiliates, for any information whatsoever concerning any Designated Borrower or any Subsidiary or any Designated Borrower’s or any Subsidiary’s financial condition and affairs or any other matters material to the Company’s decision to provide this Company Guaranty Agreement, or for any counseling, guidance, or special consideration or any promise therefor with respect to such decision. The Company agrees that no Guaranteed Party has any duty or responsibility whatsoever, now or in the future, to provide to the Company any information concerning any Designated Borrower or any Subsidiary or any Designated Borrower’s or any Subsidiary’s financial condition and affairs, or any Other Information, other than as expressly provided herein or in the Credit Agreement or any other Loan Document, and that, if the Company receives any such information from any Guaranteed Party or its or their employees, directors, agents or other representatives or Affiliates, the Company will independently verify the information and will not rely on any Guaranteed Party or its or their employees, directors, agents or other representatives or Affiliates, with respect to such information.

16. Rules of Interpretation. The rules of interpretation contained in Section 1.02 of the Credit Agreement shall be applicable to this Company Guaranty Agreement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any extension of credit referred to herein or guaranteed hereby.

17. Entire Agreement. This Company Guaranty Agreement, together with the Credit Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements, understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Except as provided in Section 21, neither this Company Guaranty Agreement nor any portion or provision hereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Credit Agreement.

18. Binding Agreement; Assignment. This Company Guaranty Agreement and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective heirs, legal representatives, successors and assigns; provided, however, that the Company shall not be permitted to assign any of its rights, powers, duties or obligations under this Company Guaranty Agreement or any other interest herein except as expressly permitted herein or in the Credit Agreement. Without limiting the generality of the foregoing sentence of this Section 18, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement); and to the extent of any such assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Credit Agreement, including Article IX thereof (concerning the Administrative Agent) and Section 10.06 thereof concerning assignments and participations. All references herein to the Administrative Agent shall include any successor thereof.

19. Severability. The provisions of this Company Guaranty Agreement are independent of and separable from each other. If any provision of this Company Guaranty Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Company Guaranty Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

20. Counterparts. This Company Guaranty Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Company Guaranty Agreement to produce or account for more than one such counterpart executed by the Company. Without limiting the foregoing provisions of this Section 20, the provisions of Section 10.10 of the Credit Agreement shall be applicable to this Company Guaranty Agreement.

21. Termination. Subject to reinstatement pursuant to Section 13 hereof, this Company Guaranty Agreement, and all of the Guarantor’s Obligations hereunder (excluding those obligations relating to Guaranteed Liabilities that expressly survive such termination) shall terminate on the Facility Termination Date.

22. Remedies Cumulative; Late Payments. All remedies hereunder are cumulative and are not exclusive of any other rights and remedies of the Administrative Agent or any other Guaranteed Party provided by Law or under the Credit Agreement, the other Loan Documents or other applicable agreements or instruments. The making of the Loans and other credit extensions pursuant to the Credit Agreement and other Related Agreements shall be conclusively presumed to have been made or extended, respectively, in reliance upon the Company’s guaranty of the Guaranteed Liabilities pursuant to the terms hereof. Any amounts not paid when due under this Company Guaranty Agreement shall bear interest at the Default Rate.

23. Notices. Any notice required or permitted hereunder shall be given, (a) with respect to the Company, at the address of the Borrowing Agent indicated in Schedule 10.02 of the Credit Agreement and (b) with respect to the Administrative Agent or any Guaranteed Party, at the Administrative Agent’s address indicated in Schedule 10.02 of the Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section 10.02 of the Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder.

24. Governing Law; Jurisdiction; Etc.

(a) GOVERNING LAW. THIS COMPANY GUARANTY AGREEMENT, THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS COMPANY GUARANTY AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENTS, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) SUBMISSION TO JURISDICTION. THE COMPANY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, THE L/C ISSUER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS COMPANY GUARANTY AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS COMPANY GUARANTY AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND THE COMPANY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. THE COMPANY AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS COMPANY GUARANTY AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS COMPANY GUARANTY AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE COMPANY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) WAIVER OF VENUE. THE COMPANY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS COMPANY GUARANTY AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. THE COMPANY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) SERVICE OF PROCESS. THE COMPANY IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 23. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF THE COMPANY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

25. Waiver of Jury Trial. THE COMPANY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS COMPANY GUARANTY AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). THE COMPANY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS COMPANY GUARANTY AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

26. Guaranteed Cash Management Agreements and Guaranteed Hedging Agreements. No Guaranteed Party (other than the Administrative Agent) that obtains the benefit of this Company Guaranty Agreement shall have any right to notice of any action or to consent to, direct or object to any action hereunder (including the release, impairment or modification of the Guarantor’s Obligations or security therefor) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Company Guaranty Agreement to the contrary, the Administrative Agent shall only be required to verify the payment of, or that other satisfactory arrangement have been made with respect to, the Guaranteed Liabilities arising under Guaranteed Cash Management Agreements and Guaranteed Hedge Agreements to the extent the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as it may request, from the applicable Cash Management Bank or Hedge Bank. Each Guaranteed Party not a party to the Credit Agreement that obtains the benefit of this Company Guaranty Agreement shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of the Credit Agreement, and that with respect to the actions and omissions of the Administrative Agent hereunder or otherwise relating hereto that do or may affect such Guaranteed Party, the Administrative Agent and each of its Related Parties shall be entitled to all the rights, benefits and immunities conferred under Article IX of the Credit Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Company Guaranty Agreement as of the day and year first written above.

COMPANY:

FRESH DEL MONTE PRODUCE INC., an exempted company duly incorporated under the laws of the Cayman Islands

By:	/s/ Eduardo Bezerra

Typed Name:	Eduardo Bezerra
Typed Title:	Attorney-In-Fact, Senior Vice President and Chief Financial Officer

SECOND AMENDED AND RESTATED COMPANY GUARANTY AGREEMENT

(Fresh Del Monte Produce Inc.)

Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Liliana Claar

Typed Name:	Liliana Claar
Typed Title:	Vice President

SECOND AMENDED AND RESTATED COMPANY GUARANTY AGREEMENT

(Fresh Del Monte Produce Inc.)

Signature Page